Exhibit 10.4

WAIVER

This WAIVER (this “Waiver”) is executed by the undersigned holders (collectively, the “Undersigned”) of Series A Convertible Preferred Stock of Wuhan General Group (China), Inc. (the “Company”), to be effective as of December 13, 2010.

RECITALS

WHEREAS, reference is made to that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of February 7, 2007, by and among the Company and the Purchasers listed on Exhibit A thereto, as amended (the “Purchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement;

WHEREAS, under Section 3.20 of the Purchase Agreement, the Company covenants that Fame Good International Limited (“Fame Good”) shall be subject to the terms and provisions of a lock-up agreement in substantially the form as Exhibit E thereto.  Fame Good executed a Lock-Up Agreement, dated February 7, 2007, as amended (the “Lock-Up”), whereby it agreed not to transfer or otherwise dispose of any of the Company’s common stock, $0.0001 par value per share (the “Common Stock”);

WHEREAS, the Company currently has Series A and B warrants outstanding (the “Warrants”) representing the right to purchase an aggregate of 9,993,977 shares of the Company’s Common Stock (the “Warrant Stock”);

WHEREAS, in order to reduce the overhang of the Warrants, each holder of the Warrants has been provided the option to (i) exchange all or part of such holder’s Warrant for the issuance by the Company of 0.5 shares of the Company’s Common Stock per share of Warrant Stock underlying the Warrant (the “Warrant Exchange”) pursuant to that certain Warrant Exchange Agreement dated as of even date herewith and/or (ii) sell all or part of such holder’s Warrant to Fame Good for $0.50 per share of Warrant Stock underlying the Warrant (the “Warrant Purchase”) pursuant to that certain Warrant Purchase Agreement dated as of even date herewith (the “Warrant Purchase Agreement”);

WHEREAS, Fame Good is eligible to participate in the Warrant Exchange with respect to any Warrants that Fame Good purchases pursuant to the Warrant Purchase Agreement; and

WHEREAS, the Warrant Exchange and the Warrant Purchase are conditioned upon the Undersigned agreeing to this Waiver.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Undersigned hereby agrees as follows:

Disposition of Shares.  The Undersigned waive any rights under Section 3.20 of the Purchase Agreement and Sections 1 and 3 of the Lock-Up in connection with the disposition of shares of the Company’s Common Stock by Fame Good subject to the satisfaction at the time of such disposition of each of the following conditions:

(i)           the bid price of the Company’s Common Stock equals or exceeds $4.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization);

(ii)          Fame Good disposes of its shares of the Company’s Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or an exemption from registration under the Securities Act, for at least $4.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization);

(iii)         the aggregate number of shares of the Company’s Common Stock disposed of under this Waiver does not exceed 10% of the shares of Common Stock owned by Fame Good or its affiliates as of February 1, 2010;

(iv)         Mr. Xu Jie has not transferred, sold or otherwise disposed of 50% or more of Fame Good’s share capital; and

(v)          Fame Good has not transferred, sold or otherwise distributed any of the Company’s Common Stock to Fame Good’s shareholders or other affiliates.

[Signature Pages Follow]

2

In accordance with Section 7.3 of the Purchase Agreement, the undersigned, being holders of at least seventy-five percent (75%) of the Series A Convertible Preferred Stock outstanding, hereby agree to this Waiver.

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Director

VISION CAPITAL ADVANTAGE FUND LP

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Authorized Signatory

[Signature Page to Waiver]

BLUE RIDGE INVESTMENTS, L.L.C.

By:	/s/ Chin Chin Teoh
Name: Chin Chin Teoh
Title: Authorized Signatory

[Signature Page to Waiver]

OLD LANE CAYMAN MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

OLD LANE US MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

OLD LANE HMA MASTER FUND, LP

By:	/s/ Mukesh Patel
Name: Mukesh Patel
Title: Managing Director

[Signature Page to Waiver]

QVT FUND LP, by its general partner,
QVT ASSOCIATES GP LLC

By:	/s/ Tracy Fu
Name: Tracy Fu
Title: Managing Member

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

QUINTESSENCE FUND L.P.,
by its general partner, QVT ASSOCIATES GP LLC

By:	/s/ Tracy Fu
Name: Tracy Fu
Title: Managing Member

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

[Signature Page to Waiver]

TCW AMERICAS DEVELOPMENT ASSOCIATION, LP

By:	/s/ Penelope D. Foley
Name: Penelope D. Foley
Title: Managing Director

[Signature Page to Waiver]

LIGHTHOUSE CONSULTING LTD.

By:	/s/ Bai Ye Feng
Name: Bai Ye Feng
Title: Director

[Signature Page to Waiver]